PATH1 NETWORK TECHNOLOGIES INC.

                           6215 Ferris Sq., Suite 140

                              San Diego, CA. 92121

                                  858-450-4220

Date:   September 25, 2002

          PATH1 NETWORK TECHNOLOGIES INC. ("COMPANY") and DR. MOSHE NAZARATHY ("CONSULTANT") agree as follows:

          2. Services and Fees: The Description of Work, which is Exhibit A to this Contract, describes the services that CONSULTANT will perform and the fees that COMPANY will pay in return.

          3. Term: CONSULTANT will begin work on OCTOBER 1, 2002 ("START DATE") and, unless terminated sooner, the Contract will end one year from the above date or as otherwise or additionally stated herein ("END DATE").

          4. Reporting:

          (A) Consultant: At least once a month, CONSULTANT will report to COMPANY on the status of the work, prospect introductions and expenses incurred on behalf of COMPANY.

          (B) Form and Delivery: The form of reporting shall be in writing. Delivery shall be by provided by email.

          5. Company Point of Contact : Until further written notice  CONSULTANT
shall   communicate  with  Frederick  Cary,  CEO  ("CONTACTS")  at  COMPANY  for performance activities of this Contract.

          6. Termination:

          (A) Either party may terminate this Contract at any time by giving written, thirty days (30) notice to the other party.

          (B) Following termination of this Contract, COMPANY will continue to pay CONSULTANT, according to Exhibit A, for and on any and all executed and performing contracts\agreements\documents\instruments upon which there remains a condition of payment in cash or in options.

          7. Relationship of Parties: Notwithstanding any other statement in or any implication of any other statement in this Contract, CONSULTANT is an independent contractor, not an employee of COMPANY. No employment relationship is created or implied by this Contract for Consulting Services and:

          (A) CONSULTANT, as used in this Contract, means the person or entity (other than COMPANY) that signs this Contract and all its employees and agents.

          (B) CONSULTANT shall retain independent professional status throughout this Contract and shall use his own discretion in performing the tasks assigned.

          (C) CONSULTANT is not a COMPANY employee and is ineligible for any COMPANY employee benefits.

          (D) CONSULTANT will report as income to the appropriate government agencies all compensation received pursuant to this Contract and will pay all applicable taxes. COMPANY will not make deductions from its fees to CONSULTANT for taxes, insurance, bonds or any other subscription of any kind.

          8. Confidentiality: CONSULTANT acknowledges having signed the COMPANY Nondisclosure Agreement which is hereby acknowledged to apply to the services contemplated by this Contract, and hereby affirms his or her commitment to observe the terms of that Agreement and to abide by the terms of any agreement between COMPANY and third parties pertaining to the release or use of information provided by those parties. Breach of the Confidentiality Agreement shall be considered a material breach of this Contract.

          9. Non Exclusivity and No Conflict: Both parties agree that this Contract is non- exclusive and that either party may enter into similar Contracts.

          10. CONSULTANT Employees and Agents:

          (A) CONSULTANT will require each of its employees and agents who work under this Contract or who have access to COMPANY Confidential Information to sign a "Letter of Agreement for CONSULTANT's Employees and Agents", if so requested by COMPANY.

          (B) CONSULTANT will require each of its employees and agents who work under this Contract to follow COMPANY'S work rules while on COMPANY premises or representing or acting on behalf of the COMPANY.

          11. Miscellaneous:

          (A) Assignment. CONSULTANT may not assign or delegate, respectively, its rights or obligations under this Contract without COMPANY's written consent.

          (B) Attorneys' Fees. If any legal action is necessary to enforce this Contract, the prevailing party shall be entitled to reasonable attorneys' fees and expenses in addition to any other allowable relief.

          (C) Governing Law. California law shall govern and enforce this Contract, without regard to conflict of law principles.

          (D) Severability. If any provision of this Contract is found by a court of competent jurisdiction to be unenforceable for any reason, the remainder of this Contract shall continue in full force and effect.

          (E) Arbitration. At the option of either party, any dispute, other than an action for equitable relief arising from an alleged breach of confidentiality, arising from or with respect to this Contract shall be decided by arbitration by the American Arbitration Association in San Francisco, California, in accordance with its Commercial rules and conduct discovery in accordance with the Federal Rules of Civil Procedure. At the request of either party, the proceedings will be conducted in secrecy.

          (F) Complete Understanding; Modification. This Contract and the attached exhibits constitute the full and complete understanding and agreement of the parties relating to the subject matter hereof and supersede all prior understandings and agreements relating to such subject matter. Any waiver, modification, or amendment of any provision of this Contract shall be effective only if in writing and signed by the parties. The provisions of this Contract shall prevail over any conflicting provisions in a purchase order, acceptance notice or other document.

Path 1 Network Technologies Inc.                  Dr. Moshe Nazarathy


By:  /s/ Frederick Cary                    By:   /s/ Moshe Nazarathy
    ----------------------------------         ---------------------------------
     signature                                   signature

Name:   Frederick Cary                     Name: Moshe Nazarathy
     --------------------------------           --------------------------------
      print name                                 print name

Title:  CEO                                Title:
      --------------------------------           -------------------------------








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                                    EXHIBIT A

                    DESCRIPTION OF THE WORK AND COMPENSATION

         CONTRACT\ENGAGEMENT FOR CONSULTING AND BUSINESS DEVELOPMENT SERVICES between Path1 ("COMPANY") and DR. MOSHE NAZARATHY.

          1. Services to be Provided: CONSULTANT shall render such services as may be necessary to complete in a professional manner the work described below.

          2.   Description  of  Work:   CONSULTING  and  BUSINESS   DEVELOPMENT:
CONSULTANT will introduce COMPANY to prospective business customers, clients, agents, distributors, VARs, alliance partners and joint venture partners for the purpose of COMPANY sale, agreement or contract for its products and services or distribution or alliance, and to provide such other services as the parties agree may be of value to COMPANY. CONSULTANT will assist COMPANY as requested for the purpose of seeking additional funding sources as may be needed by COMPANY from time to time. CONSULTANT will also advise the COMPANY on strategic and technical issues and will be available as a spokesperson for COMPANY as reasonably may be requested from time to time. CONSULTANT will work with COMPANY to establish appropriate meeting times and organize contacts, follow-ups and initiate discussions regarding agreements and contracts with prospects.

          3. Compensation: In consideration for the services rendered in connection with this Engagement, the COMPANY shall pay CONSULTANT the following:

          a) HOURLY FEES: CONSULTANT shall perform up to twenty hours of services a month at the hourly rate of $250. Payments will be made on a monthly basis, in arrears, with 15-day payment terms.

          b) OPTIONS: CONSULTANT shall receive an option to purchase 75,000 shares of COMPANY's common stock at fair market value upon the execution of this Agreement and approval of COMPANY's board of directors. The options will have a cliff and vest in full at six months from the date of grant.

          4. Additional Performance Payments: CONSULTANT shall receive options representing 4% of the total value of any financing arranged by CONSULTANT at the request of the COMPANY. The options will be fully vested when delivered and will be at the same strike price as the shares representing the underlying financing. If the financing is debt-based, the Options will be at the closing price of COMPANY's common stock on the day of closing of the financing agreement. Additionally, the parties agree to discuss any appropriate additional "finder's fee", either in options, cash or a mixture thereof, that may from time to time be desirable for extraordinary results in establishing strategic opportunities that CONSULTANT brings to COMPANY, through partnerships, sales, or otherwise as the case may be.

          5. Reporting: CONSULTANT is to report prospective customer\partner introductions monthly as well as providing a summary of the month's activities and follow on action items to be coordinated.

          6. Expenses: Other than the Travel/PerDiem/Miscellaneous expenses authorized by the COMPANY in advance, the COMPANY is under no obligation to pay or reimburse CONSULTANT for any business expenses incurred in connection with the performance of any of the services contemplated by this Agreement. All authorized expenses will be reported by CONSULTANT and all remuneration due CONSULTANT will be due and payable within fifteen (15) days of COMPANY receipt of report and underlying receipts. Any travel by consultant will be in accordance with the prevailing policies of COMPANY with regard to travel by its executives.

Path 1 Network Technologies Inc.                Dr. Moshe Nazarathy

By:   /s/ Frederick A. Cary                     By:
    ------------------------------                  ----------------------------
    Signature                                       Signature

Name: Frederick A. Cary                         Name:  Dr. Moshe Nazarathy
     -----------------------------                  ----------------------------
      Chief Executive Officer

Date:   9/26/02                                 Date:   9/26/02
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